Annual
Report

[GRAPHIC OMITTED]


                                                               DECEMBER 31, 2002




MUTUAL FINANCIAL SERVICES FUND



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
       INVESTMENTS

                                           THANK YOU FOR INVESTING WITH FRANKLIN
                                        TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
                                            MAINTAIN A LONG-TERM PERSPECTIVE AND
                                            REMEMBER THAT ALL SECURITIES MARKETS
                                        MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
                                           SHARE PRICES. WE APPRECIATE YOUR PAST
                                        SUPPORT AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]                    [PHOTO OMITTED]
JEFF DIAMOND, CFA                  TODD JONASZ
PORTFOLIO MANAGER                  ASSISTANT PORTFOLIO MANAGER
MUTUAL FINANCIAL SERVICES FUND     MUTUAL FINANCIAL SERVICES FUND



DAVID J. WINTERS
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC



EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

CONTENTS

Shareholder Letter .........   1

Performance Summary ........  11

Financial Highlights &
Statement of Investments ...  15

Financial Statements .......  23

Notes to
Financial Statements .......  27

Independent
Auditors' Report ...........  35

Tax Designation ............  36

Board Members
and Officers ...............  37




SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: MUTUAL FINANCIAL SERVICES FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES INDUSTRY. THE FUND NORMALLY WILL HAVE AT LEAST 80% OF ITS ASSETS INVESTED IN SECURITIES OF ISSUERS SUCH AS BANKS, SAVINGS AND LOAN ORGANIZATIONS, CREDIT CARD COMPANIES, BROKERAGE FIRMS, FINANCE COMPANIES, SUB-PRIME LENDING INSTITUTIONS, INVESTMENT ADVISORS AND INSURANCE COMPANIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Mutual Financial Services Fund covers the fiscal year ended December 31, 2002. The 12-month period under review was the third consecutive annual decline for the stock market, an occurrence not seen in the U.S. since 1941. Also for the third consecutive year, financial services stocks outperformed the overall market, resulting in strong relative performance; however, on an absolute basis the sector declined in 2002. In this difficult environment, Mutual Financial Services Fund - Class Z posted a -0.27% cumulative total return for the year ended December 31, 2002, as shown in the Performance Summary beginning on page 11. The Fund's performance compared favorably with its benchmarks, the Standard & Poor's 500 Financials Index (S&P 500




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 19.


[PYRAMID GRAPHIC OMITTED]

FUND CATEGORY

Global

Growth

Growth & Income    X

Income

Tax-Free Income




              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

Financials) and the broad-based Standard and Poor's Composite Index (S&P 500), which declined 14.64% and 22.09% during the year under review. The Fund also outperformed its peer group, as measured by the Lipper Financial Services Fund Average, comprising 119 financial services mutual funds on December 31, 2002, which reported a 10.87% loss during the same 12-month period. 1

As always, we encourage our shareholders to evaluate the Fund's performance in the appropriate context. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. While considering this objective, we refer you to the Performance Summary for a more detailed, standardized view of the Fund's performance for all share classes over a range of time periods. As shown in the chart to the left, for the three-year period beginning January 1, 2000, just before most major equity markets peaked, Mutual Financial Services Fund - Class Z delivered a 48.18% cumulative total return, while the S&P 500 and S&P 500 Financials fell 37.59% and 2.31%. 3 Our distinctive investment style has generated positive absolute



AVERAGE ANNUAL TOTAL RETURN 2

CLASS Z                 12/31/02
---------------------------------
1-Year                    -0.27%

5-Year                    10.69%

Since Inception (8/19/97) 14.42%




3-YEAR TOTAL
RETURN COMPARISON 3
1/1/00-12/31/02

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS TO FOLLOW:

MUTUAL FINANCIAL SERVICES FUND-CLASS Z    48.18%
S&P 500 INDEX                            -37.59%
S&P 500 FINANCIALS INDEX                  -2.31%



1. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 Financials Index is market value-weighted and includes all the financial stocks in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Source: Standard & Poor's Micropal. For descriptions of the S&P 500 and the S&P 500 Financials Index, see footnote 1. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 12/31/02. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.

returns, and while we do not manage for relative returns, the Fund did significantly outperform its benchmarks during this difficult three-year period.

In 2002, the U.S. economy experienced modest growth, with gross domestic product expanding 2.4%. The year began on an optimistic note, with the markets having rallied from the sharp decline following the tragic events of September 11, 2001, and the economy showing signs of renewed growth. As the year progressed, however, economic growth slowed, leading to fears of a "double-dip" recession. Widespread disclosures of accounting fraud, corporate malfeasance and executive greed shattered faith in corporate America. Revelations of extensive conflicts of interest on Wall Street further damaged investors' trust. The threat of war in the Middle East combined with fear of additional terrorist attacks weighed heavily on business and consumer confidence. In an effort to sustain economic growth, the U.S. Federal Reserve Board cut interest rates in November bringing the federal funds target rate to 1.25%, the lowest level in more than four decades. Meanwhile two of the world's largest economies, Germany and Japan, continued to struggle. Additionally, Brazil and Argentina were buffeted by major financial and political crises. As the year drew to a close, economic growth remained anemic with new pressures emerging from the declining U.S. dollar and rising energy prices.

In this challenging environment, we remained focused on our unique, three-pronged approach to investing, which has produced attractive returns over time with less risk and volatility than the overall market. First, we invest in equities that we believe are trading at a substantial discount to their intrinsic value. Second, we seek out opportunities in distressed situations, investing principally in the debt of companies that have filed for bankruptcy court protection. Third, we look for arbitrage opportunities in mergers and acquisitions. Bankruptcy and arbitrage investment require highly specialized skills; we have been involved in these areas for years and have found many attractive opportunities for the Fund over time.

By examining some of the Fund's best performers in 2002, our three-pronged approach becomes clearer. We have owned First Community Bancorp (FCB), a southern California-based community bank, for some time because we believe it is intrinsically undervalued. FCB's management successfully completed and integrated a number of small acquisitions, making it one of the region's largest independent banks. FCB's stock appreciated substantially in 2002, yet we believe management's long-term strategy will continue to create shareholder value over time. Meanwhile, our experience in distressed investing allowed us to capitalize on the startling 2001 demise of sub-prime credit card lender Providian Financial. We identified and valued the company's assets and determined that the company's zero coupon bonds were not only significantly undervalued, but also had substantial asset value coverage, creating a low-risk investment opportunity in a highly volatile situation. Finally, our long-term ownership of Warren Bancorp, a Massachusetts-based savings and loan, paid off when it was acquired at a substantial premium, validating our investment thesis and creating an arbitrage opportunity for the Fund.

As might be expected during periods of market turbulence, the Fund had a number of investments that fell short of our expectations. Some of our worst performers in 2002 included automobile finance company Union Acceptance, as well as two large banks, Fleet Boston Financial and JP Morgan Chase. Union Acceptance was particularly disappointing because the company had made great strides toward improving its operations by replacing senior management and implementing best-in-class procedures. Unfortunately, ailments inflicted on the business by previous managers were too large to overcome. The company had to reorganize, which resulted in a substantial loss for the Fund. We anticipate that we may still recover significant value through the reorganization. As financiers of the 1990s' bubble economy, Fleet Boston and JP Morgan Chase suffered as outsized loan losses materialized for the third year in a row. Deteriorating economic situations in Brazil and Argentina also hurt both banks' performances in 2002.

Financial services stocks' substantial relative outperformance over the past few years made stock selection within this sector particularly difficult in 2002. It simply was harder to find attractively valued financials. Even so, our patient and disciplined approach helped us uncover several very attractive investment opportunities during the year in the insurance and specialty finance areas, as well as several special situation private investments.




PORTFOLIO BREAKDOWN
Based on Total Net Assets
12/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOTS FOLLOW:

Banks                                  39.8%
Insurance                              18.5%
Diversified Financials                 13.7%
Real Estate                             2.0%
Corporate Bonds                         1.8%
IT Consulting & Services                0.1%
Health Care Providers & Services        0.1%
Government Agencies & Other Net Assets 24.0%

During the year under review, we increased our holdings in White Mountains Insurance Group, making it one of the Fund's largest positions at period-end. We have held shares in this property and casualty (P&C) insurer for several years, and we consider it one of the industry's best-managed entities. The tragic events of September 11, 2001, resulted in substantial losses for the P&C insurance industry. These losses were compounded by rising asbestos claims, the legacy of past underwriting mistakes and the erosion of capital due to investment portfolio losses, leaving many insurers in precarious financial condition. These "supply side" factors, combined with increased demand for insurance, resulted in a period of strong price increases, which is likely to persist. Well-capitalized players, such as White Mountains, are using the current environment to grow their businesses, improve profitability and enhance their competitive positions.

Another significant investment for the Fund in 2002 was iStar Financial, which we purchased at a price substantially below our view of its intrinsic value. iStar is a specialty finance company that has developed a niche by offering structured real estate-based financing to private and corporate owners of commercial real estate nationwide. The company qualifies and elects to be treated as a real estate investment trust (REIT) for tax purposes. This enables shareholders to benefit directly from the value created in each reporting period through the payment of substantial dividends, which recently yielded about 9%.

During the reporting period, we also had the opportunity to participate in a number of special situation private investments in the specialty finance and the savings and loan industries. We were able to invest in companies with substantial earnings growth potential at prices at or near book value. In each case, we were impressed with the business plan and the management team charged with implementing it. For example, we invested



TOP 10 EQUITY HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,       % OF TOTAL
COUNTRY                NET ASSETS
---------------------------------

First Community Bancorp      3.5%
BANKS, U.S.

Sovereign Bancorp Inc.       3.3%
BANKS, U.S.

Superior Financial Corp.     3.1%
BANKS, U.S.

White Mountains
Insurance Group Inc.
(Common, Restricted
& Preferred)                 2.9%
INSURANCE, U.S.

Saxon Capital Inc.           2.3%
DIVERSIFIED FINANCIALS, U.S.

State National
Bancshares Inc.              2.3%
BANKS, U.S.

Berkshire Hathaway Inc.,
A & B                        2.1%
INSURANCE, U.S.

Old Republic
International Corp.          1.9%
INSURANCE, U.S.

Freddie Mac                  1.8%
DIVERSIFIED FINANCIALS, U.S.

Danske Bank                  1.7%
BANKS, DENMARK
in American Financial Realty Trust (AFRT). AFRT is a newly organized REIT that acquires primarily single-tenant bank branches and multi-tenant office buildings from financial institutions. The company owns and manages these assets under long-term leases, primarily with banks. Banks and financial institutions increasingly are looking to remove real estate assets from their balance sheets to optimize capital. AFRT has, in our opinion, a first-mover advantage in this growing specialty finance niche, which gives the company a unique opportunity for substantial value creation. We believe there is a strong possibility the company will undertake an initial public offering within the next 12 months, market conditions permitting, at price levels that are substantially higher than our initial investment.

We regularly evaluate all of our positions to assess adding to holdings, or trimming or selling securities as they become fully valued or to avoid losses due to deteriorating fundamentals. During the 12-month period, we sold our positions in Ace and PartnerRe, two Bermuda-based primary and reinsurance companies. Although the pricing cycle was, and remains, robust, we believed the risk versus reward in these two particular names no longer justified our investment. Another notable sale in 2002 was our holdings in Kookmin Bank, a South Korean bank and credit card company. Kookmin benefited from significant South Korean economic growth largely through the introduction of consumer lending. The company's stock appreciated significantly, and we exited the position during the period under review. We also exited our long-time position in JP Morgan Chase. We grew uncomfortable with management's ability to manage adequately the risks in its various businesses, as noted earlier, while trying to execute its strategic plan.

Looking ahead, as society and the markets work to reverse the substantial excess built up during the late 1990s' economic bubble, we believe there are still many serious issues that need to be addressed before normal market conditions can resume. For example, capacity utilization remains at the lowest levels since the early 1980s, reflecting the glut created during the bubble. Companies financed this oversupply largely with debt, resulting in overleveraged balance sheets. Many such companies are now struggling to reduce leverage in the face of anemic demand conditions. Until these issues are resolved, it is difficult to envision broad-based improvements in corporate fundamentals in the near future. Consumer spending, notably in housing and automobiles, largely supported the modest economic growth seen in 2002. Going forward, we are doubtful personal consumption can improve from recent, high levels. In sum, we are unable to identify the sectors that, in the short term, can propel the economy forward in a meaningful way. On a more positive note, government, regulators and investors have begun the process of repairing aggressive accounting, corporate fraud and management integrity issues; this is essential to restoring investor confidence in the capital markets.

Although no one can predict the market's direction, we believe our fundamental investment strategy will continue to identify and capitalize on unique investment opportunities. Much of the recent stresses in corporations and the financial markets plays to our strengths as long-term value investors. While unsettling to many investors, market volatility should present excellent opportunities to generate future returns for those who have rational minds, cool heads and available capital. As such, we believe we are well positioned in this environment.

At Mutual Series, our value-based investment discipline strives to generate superior long-term returns with less risk and volatility than the overall market. Successful investors, in our opinion, work as hard to avoid and contain capital losses as they do to achieve long-term profits. While we made our share of mistakes during this past year, we continue to believe that our value approach serves our shareholders well. Three years into this bear market, we are pleased not only that your capital is intact, but that we also have provided strong, relative results.

Effective January 1, 2003, Todd J. Jonasz has been promoted to assistant portfolio manager for Mutual Financial Services Fund. Mr. Jonasz's biography follows this report.

We very much hope and expect that the coming months will present us with attractive opportunities to invest your capital. As always, we will continue to work diligently and carefully to deliver attractive risk-adjusted returns for our shareholders. We appreciate your investment in Mutual Financial Services Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/ JEFF DIAMOND, CFA
Jeff Diamond, CFA
Portfolio Manager

/S/ TODD J. JONASZ
Todd J. Jonasz
Assistant Portfolio Manager

Mutual Financial Services Fund




--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorgani-zations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Todd J. Jonasz is assistant portfolio manager of Mutual Financial Services Fund and a research analyst for Franklin Mutual Advisers, LLC. He joined Franklin Mutual Advisers in 2002 from Lazard Asset Management, where he was a research analyst specializing in insurance companies and other financials. Prior to that, Mr. Jonasz worked in Donaldson, Lufkin & Jenrette's Equity Research Department, after serving as a lieutenant in the United States Navy. Mr. Jonasz earned a Bachelor of Arts in psychology from Harvard University and an MBA from Columbia Business School, with concentrations in accounting and finance.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS Z                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.72         $15.92    $16.64

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2756
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3654
                               -------
     Total                     $0.7089

CLASS A                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.71         $15.95    $16.66

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2161
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3654
                               -------
     Total                     $0.6494

CLASS B                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.74         $15.73    $16.47

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1424
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3654
                               -------
     Total                     $0.5757

CLASS C                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$0.71         $15.92    $16.63

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1108
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3654
                               -------
     Total                     $0.5441



--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


Mutual Financial Services Fund paid distributions derived from long-term capital gains totaling 36.54 cents ($0.3654) per share in June and December 2002. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



Past performance does not guarantee future results.

PERFORMANCE



                                                       INCEPTION
CLASS Z                               1-YEAR   5-YEAR  (8/19/97)
-----------------------------------------------------------------
Cumulative Total Return 1             -0.27%   66.13%   106.04%
Average Annual Total Return 2         -0.27%   10.69%    14.42%
Value of $10,000 Investment 3         $9,973  $16,613   $20,604


                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (8/19/97)
-----------------------------------------------------------------
Cumulative Total Return 1             -0.57%   63.49%   102.62%
Average Annual Total Return 2         -6.30%    9.03%    12.81%
Value of $10,000 Investment 3         $9,370  $15,408   $19,097


                                                       INCEPTION
CLASS B                               1-YEAR   3-YEAR   (1/1/99)
-----------------------------------------------------------------
Cumulative Total Return 1             -1.21%   43.87%    49.17%
Average Annual Total Return 2         -5.03%   12.10%     9.96%
Value of $10,000 Investment 3         $9,497  $14,087   $14,617


                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (8/19/97)
-----------------------------------------------------------------
Cumulative Total Return 1             -1.20%   58.36%    95.85%
Average Annual Total Return 2         -3.15%    9.42%    13.13%
Value of $10,000 Investment 3         $9,685  $15,683   $19,391



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.




CLASS Z (8/19/97-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOTS FOLLOW:

Date     Mutual Financial Services Fund     S&P 500 4     S&P 500 Financials Index 4
8/19/97            $10,000                   $10,000              $10,000
                    10,080                     9,783                9,711
                    11,270                    10,318               10,495
                    11,590                     9,974               10,276
                    11,770                    10,435               10,682
12/31/97            12,402                    10,615               11,219
                    12,523                    10,732               10,899
                    13,756                    11,505               11,923
                    14,553                    12,094               12,603
                    14,937                    12,216               12,811
                    14,614                    12,006               12,502
                    14,442                    12,494               13,026
                    14,398                    12,361               13,027
                    11,634                    10,576               10,023
                    11,879                    11,254               10,225
                    12,399                    12,169               11,465
                    12,950                    12,907               12,247
12/31/98            13,281                    13,650               12,498
                    13,239                    14,221               12,763
                    12,971                    13,779               12,934
                    13,291                    14,330               13,429
                    14,138                    14,884               14,340
                    14,313                    14,533               13,542
                    14,965                    15,340               14,103
                    14,809                    14,861               13,226
                    14,114                    14,787               12,619
                    13,937                    14,381               11,963
                    14,954                    15,292               13,959
                    14,643                    15,602               13,274
12/31/99            13,904                    16,521               13,011
                    13,041                    15,692               12,600
                    11,955                    15,395               11,235
                    13,659                    16,901               13,321
                    13,553                    16,392               12,901
                    14,416                    16,056               13,765
                    14,051                    16,453               12,931
                    14,956                    16,196               14,268
                    16,100                    17,202               15,638
                    17,179                    16,294               16,010
                    17,038                    16,225               15,940
                    16,536                    14,947               15,001
12/31/00            18,394                    15,020               16,355
                    18,631                    15,553               16,310
                    18,687                    14,136               15,238
                    18,811                    13,241               14,779
                    19,600                    14,269               15,329
                    20,457                    14,365               15,947
                    20,981                    14,015               15,941
                    21,245                    13,878               15,682
                    21,085                    13,011               14,727
                    19,419                    11,961               13,858
                    19,224                    12,189               13,601
                    20,062                    13,124               14,572
12/31/01            20,660                    13,240               14,891
                    21,057                    13,046               14,659
                    21,193                    12,795               14,446
                    22,410                    13,276               15,407
                    23,081                    12,471               14,995
                    23,254                    12,380               14,970
                    22,378                    11,499               14,259
                    21,273                    10,603               13,128
                    21,705                    10,672               13,397
                    19,940                    9,513                11,831
                    20,473                    10,349               12,902
                    20,676                    10,958               13,432
12/31/02            20,604                    10,314               12,712



CLASS A (8/19/97-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOTS FOLLOW:

Date     Mutual Financial Services Fund      S&P 500 4     S&P 500 Financials Index 4
8/19/97             $9,425                   $10,000              $10,000
                     9,500                     9,783                9,711
                    10,622                    10,318               10,495
                    10,924                     9,974               10,276
                    11,093                    10,435               10,682
12/31/97            11,681                    10,615               11,219
                    11,795                    10,732               10,899
                    12,955                    11,505               11,923
                    13,716                    12,094               12,603
                    14,068                    12,216               12,811
                    13,764                    12,006               12,502
                    13,593                    12,494               13,026
                    13,554                    12,361               13,027
                    10,953                    10,576               10,023
                    11,173                    11,254               10,225
                    11,653                    12,169               11,465
                    12,172                    12,907               12,247
12/31/98            12,476                    13,650               12,498
                    12,437                    14,221               12,763
                    12,185                    13,779               12,934
                    12,476                    14,330               13,429
                    13,271                    14,884               14,340
                    13,436                    14,533               13,542
                    14,035                    15,340               14,103
                    13,889                    14,861               13,226
                    13,236                    14,787               12,619
                    13,061                    14,381               11,963
                    14,005                    15,292               13,959
                    13,713                    15,602               13,274
12/31/99            13,019                    16,521               13,011
                    12,212                    15,692               12,600
                    11,186                    15,395               11,235
                    12,780                    16,901               13,321
                    12,681                    16,392               12,901
                    13,478                    16,056               13,765
                    13,135                    16,453               12,931
                    13,981                    16,196               14,268
                    15,040                    17,202               15,638
                    16,037                    16,294               16,010
                    15,905                    16,225               15,940
                    15,426                    14,947               15,001
12/31/00            17,172                    15,020               16,355
                    17,382                    15,553               16,310
                    17,424                    14,136               15,238
                    17,540                    13,241               14,779
                    18,264                    14,269               15,329
                    19,062                    14,365               15,947
                    19,535                    14,015               15,941
                    19,781                    13,878               15,682
                    19,621                    13,011               14,727
                    18,069                    11,961               13,858
                    17,888                    12,189               13,601
                    18,658                    13,124               14,572
12/31/01            19,206                    13,240               14,891
                    19,575                    13,046               14,659
                    19,702                    12,795               14,446
                    20,820                    13,276               15,407
                    21,431                    12,471               14,995
                    21,593                    12,380               14,970
                    20,774                    11,499               14,259
                    19,748                    10,603               13,128
                    20,137                    10,672               13,397
                    18,499                    9,513                11,831
                    18,982                    10,349               12,902
                    19,171                    10,958               13,432
12/31/02            19,097                    10,314               12,712


Past performance does not guarantee future results.

CLASS B (1/1/99-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOTS FOLLOW:

Date     Mutual Financial Services Fund   S&P 500 4     S&P 500 Financials Index 4
1/1/99             $10,000                $10,000                $10,000
                     9,961                 10,418                 10,212
                     9,759                 10,094                 10,349
                     9,984                 10,498                 10,745
                    10,614                 10,904                 11,474
                    10,738                 10,647                 10,836
                    11,215                 11,238                 11,284
                    11,090                 10,887                 10,582
                    10,559                 10,833                 10,097
                    10,419                 10,536                  9,572
                    11,168                 11,203                 11,169
                    10,926                 11,430                 10,621
12/31/99            10,369                 12,103                 10,411
                     9,722                 11,496                 10,082
                     8,901                 11,278                  8,990
                    10,161                 12,381                 10,658
                    10,073                 12,009                 10,323
                    10,711                 11,763                 11,014
                    10,424                 12,053                 10,347
                    11,092                 11,865                 11,417
                    11,924                 12,602                 12,512
                    12,714                 11,937                 12,810
                    12,600                 11,886                 12,754
                    12,217                 10,950                 12,003
12/31/00            13,583                 11,003                 13,087
                    13,751                 11,394                 13,050
                    13,776                 10,356                 12,193
                    13,851                  9,700                 11,826
                    14,421                 10,453                 12,265
                    15,041                 10,523                 12,760
                    15,414                 10,268                 12,755
                    15,593                 10,167                 12,548
                    15,457                  9,532                 11,784
                    14,228                  8,762                 11,089
                    14,074                  8,930                 10,882
                    14,672                  9,615                 11,659
12/31/01            15,099                  9,699                 11,915
                    15,384                  9,558                 11,729
                    15,466                  9,373                 11,559
                    16,346                  9,726                 12,327
                    16,814                  9,136                 11,998
                    16,924                  9,069                 11,978
                    16,277                  8,424                 11,409
                    15,461                  7,768                 10,504
                    15,761                  7,818                 10,720
                    14,467                  6,969                  9,466
                    14,833                  7,582                 10,323
                    14,974                  8,027                 10,747
12/31/02            14,617                  7,556                 10,171

AVERAGE ANNUAL TOTAL RETURN

CLASS B               12/31/02
-------------------------------
1-Year                  -5.03%

3-Year                  12.10%

Since Inception (1/1/99) 9.96%



CLASS C (8/19/97-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOTS FOLLOW:

Date     Mutual Financial Services Fund    S&P 500 4     S&P 500 Financials Index 4
8/19/97             $9,901                 $10,000                $10,000
                     9,980                   9,783                  9,711
                    11,158                  10,318                 10,495
                    11,455                   9,974                 10,276
                    11,634                  10,435                 10,682
12/31/97            12,245                  10,615                 11,219
                    12,364                  10,732                 10,899
                    13,562                  11,505                 11,923
                    14,340                  12,094                 12,603
                    14,709                  12,216                 12,811
                    14,380                  12,006                 12,502
                    14,200                  12,494                 13,026
                    14,141                  12,361                 13,027
                    11,424                  10,576                 10,023
                    11,655                  11,254                 10,225
                    12,148                  12,169                 11,465
                    12,682                  12,907                 12,247
12/31/98            12,994                  13,650                 12,498
                    12,944                  14,221                 12,763
                    12,680                  13,779                 12,934
                    12,974                  14,330                 13,429
                    13,784                  14,884                 14,340
                    13,956                  14,533                 13,542
                    14,577                  15,340                 14,103
                    14,405                  14,861                 13,226
                    13,725                  14,787                 12,619
                    13,533                  14,381                 11,963
                    14,517                  15,292                 13,959
                    14,202                  15,602                 13,274
12/31/99            13,471                  16,521                 13,011
                    12,625                  15,692                 12,600
                    11,562                  15,395                 11,235
                    13,203                  16,901                 13,321
                    13,089                  16,392                 12,901
                    13,915                  16,056                 13,765
                    13,550                  16,453                 12,931
                    14,414                  16,196                 14,268
                    15,499                  17,202                 15,638
                    16,521                  16,294                 16,010
                    16,374                  16,225                 15,940
                    15,878                  14,947                 15,001
12/31/00            17,658                  15,020                 16,355
                    17,864                  15,553                 16,310
                    17,907                  14,136                 15,238
                    18,005                  13,241                 14,779
                    18,740                  14,269                 15,329
                    19,552                  14,365                 15,947
                    20,027                  14,015                 15,941
                    20,269                  13,878                 15,682
                    20,093                  13,011                 14,727
                    18,496                  11,961                 13,858
                    18,297                  12,189                 13,601
                    19,080                  13,124                 14,572
12/31/01            19,627                  13,240                 14,891
                    19,993                  13,046                 14,659
                    20,099                  12,795                 14,446
                    21,244                  13,276                 15,407
                    21,858                  12,471                 14,995
                    22,000                  12,380                 14,970
                    21,164                  11,499                 14,259
                    20,103                  10,603                 13,128
                    20,489                  10,672                 13,397
                    18,811                  9,513                  11,831
                    19,282                  10,349                 12,902
                    19,463                  10,958                 13,432
12/31/02            19,391                  10,314                 12,712

AVERAGE ANNUAL TOTAL RETURN

CLASS C                 12/31/02
--------------------------------
1-Year                    -3.15%

5-Year                     9.42%

Since Inception (8/19/97) 13.13%



4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value-weighted and includes all the financial stocks in the S&P 500.

Past performance does not guarantee future results.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights

                                                                               CLASS Z
                                                            --------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................  $16.64    $16.33     $13.05    $12.85    $12.27
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income ....................................     .25       .24        .23       .16       .24
 Net realized and unrealized gains (losses) ...............    (.26)     1.71       3.87       .45       .64
                                                            --------------------------------------------------
Total from investment operations ..........................    (.01)     1.95       4.10       .61       .88
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ....................................    (.28)     (.23)      (.24)     (.19)     (.19)
 Net realized gains .......................................    (.43)    (1.41)      (.58)     (.22)     (.11)
                                                            --------------------------------------------------
Total distributions .......................................    (.71)    (1.64)      (.82)     (.41)     (.30)
                                                            --------------------------------------------------
Net asset value, end of year ..............................  $15.92    $16.64     $16.33    $13.05    $12.85
                                                            ==================================================
Total return* .............................................   (.27)%    12.31%     32.29%     4.78%     7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................... $104,658   $96,936    $80,051   $76,916  $143,132
Ratios to average net assets: (a)
 Expenses .................................................    1.09%     1.10%      1.24%     1.07%     1.01%
 Expenses, excluding waiver and payments by affiliate .....    1.09%     1.10%      1.24%     1.20%     1.10%
 Net investment income ....................................    1.47%     1.43%      1.65%     1.17%     1.76%
Portfolio turnover rate ...................................   40.17%    83.41%     53.65%    81.81%   136.76%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ...............................................    1.09%     1.09%      1.23%     1.05%     1.00%
   Expenses, excluding waiver and payments by affiliate ...    1.09%     1.09%      1.23%     1.18%     1.09%

*Total return is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (CONTINUED)

                                                                                CLASS A
                                                            -------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................  $16.66    $16.35     $13.07    $12.87    $12.27
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income ....................................     .19       .19        .18       .11       .17
 Net realized and unrealized gains (losses) ...............    (.25)     1.71       3.87       .45       .69
                                                            -------------------------------------------------
Total from investment operations ..........................    (.06)     1.90       4.05       .56       .86
                                                            -------------------------------------------------
Less distributions from:
 Net investment income ....................................    (.22)     (.18)      (.19)     (.14)     (.15)
 Net realized gains .......................................    (.43)    (1.41)      (.58)     (.22)     (.11)
                                                            -------------------------------------------------
Total distributions .......................................    (.65)    (1.59)      (.77)     (.36)     (.26)
                                                            -------------------------------------------------
Net asset value, end of year ..............................  $15.95    $16.66     $16.35    $13.07    $12.87
                                                            =================================================
Total return* .............................................  (.57)%    11.85%     31.90%     4.35%     6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................$180,299  $167,903   $131,331  $107,935  $164,989
Ratios to average net assets: (a)
 Expenses .................................................   1.44%     1.45%      1.59%     1.42%     1.36%
 Expenses, excluding waiver and payments by affiliate .....   1.44%     1.45%      1.59%     1.55%     1.45%
 Net investment income ....................................   1.12%     1.08%      1.30%      .82%     1.42%
Portfolio turnover rate ...................................  40.17%    83.41%     53.65%    81.81%   136.76%

(a)Ratios to average net assets excluding dividend
   expense on securities sold short:
   Expenses ...............................................   1.44%     1.44%      1.58%     1.40%     1.35%
   Expenses, excluding waiver and payments by affiliate ...   1.44%     1.44%      1.58%     1.53%     1.44%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (CONTINUED)

                                                                                     CLASS B
                                                                      ----------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                         2002       2001      2000      1999 +
                                                                      ----------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................   $16.47     $16.21    $13.00    $12.87
                                                                      ---------------------------------------
Income from investment operations:
 Net investment income .............................................      .09        .07       .09       .03
 Net realized and unrealized gains (losses) ........................     (.26)      1.70      3.83       .44
                                                                      ---------------------------------------
Total from investment operations ...................................     (.17)      1.77      3.92       .47
                                                                      ---------------------------------------
Less distributions from:
 Net investment income .............................................     (.14)      (.10)     (.13)     (.12)
 Net realized gains ................................................     (.43)     (1.41)     (.58)     (.22)
                                                                      ---------------------------------------
Total distributions ................................................     (.57)     (1.51)     (.71)     (.34)
                                                                      ---------------------------------------
Net asset value, end of year .......................................   $15.73     $16.47    $16.21    $13.00
                                                                      =======================================
Total return* ......................................................  (1.21)%     11.16%    31.00%     3.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................  $20,776    $11,212    $4,429    $1,065
Ratios to average net assets: (a)
 Expenses ..........................................................    2.09%      2.10%     2.24%     2.08%
 Expenses, excluding waiver and payments by affiliate ..............    2.09%      2.10%     2.24%     2.21%
 Net investment income .............................................     .47%       .42%      .62%      .19%
Portfolio turnover rate ............................................   40.17%     83.41%    53.65%    81.81%

(a)Ratios to average net assets excluding dividend expense on securities sold short:
   Expenses ........................................................    2.09%      2.09%     2.23%     2.06%
   Expenses, excluding waiver and payments by affiliate ............    2.09%      2.09%     2.23%     2.19%


*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (CONTINUED)

                                                                                CLASS C
                                                            --------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                               2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................  $16.63    $16.32     $13.05    $12.83    $12.26
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income ....................................     .08       .07        .09       .02       .08
 Net realized and unrealized gains (losses) ...............    (.25)     1.71       3.86       .46       .68
                                                            --------------------------------------------------
Total from investment operations ..........................    (.17)     1.78       3.95       .48       .76
                                                            --------------------------------------------------
Less distributions from:
 Net investment income ....................................    (.11)     (.06)      (.10)     (.04)     (.08)
 Net realized gains .......................................    (.43)    (1.41)      (.58)     (.22)     (.11)
                                                            --------------------------------------------------
Total distributions .......................................    (.54)    (1.47)      (.68)     (.26)     (.19)
                                                            --------------------------------------------------
Net asset value, end of year ..............................  $15.92    $16.63     $16.32    $13.05    $12.83
                                                            ==================================================
Total return* ............................................. (1.20)%    11.15%     31.08%     3.75%     6.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................$105,451  $106,248    $94,851   $88,773  $127,717
Ratios to average net assets: (a)
 Expenses .................................................   2.07%     2.09%      2.23%     2.06%     2.01%
 Expenses, excluding waiver and payments by affiliate .....   2.07%     2.09%      2.23%     2.19%     2.10%
 Net investment income ....................................    .49%      .43%       .67%      .18%      .77%
Portfolio turnover rate ...................................  40.17%    83.41%     53.65%    81.81%   136.76%

(a)Ratios to average net assets excluding dividend expense
   on securities sold short:
   Expenses ...............................................   2.07%     2.08%      2.22%     2.04%     2.00%
   Expenses, excluding waiver and payments by affiliate ...   2.07%     2.08%      2.22%     2.17%     2.09%

*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.


                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                      COUNTRY       SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 73.1%
     BANKS 39.8%
     Anglo Irish Bank Corp. PLC ..............................    Irish Republic    334,700   $  2,373,549
     Astoria Financial Corp. .................................     United States    165,700      4,498,755
     Bank of America Corp. ...................................     United States     70,000      4,869,900
     Bank of Ireland .........................................    Irish Republic    496,040      5,090,900
     Bolig-og Naeringsbanken .................................        Norway         95,000      2,468,334
     Brookline Bancorp Inc. ..................................     United States    336,000      3,998,400
     City National Corp. .....................................     United States     96,353      4,238,568
     Commercial Federal Corp. ................................     United States    211,100      4,929,185
    *Credit Suisse Group .....................................      Switzerland     125,500      2,722,933
     Danske Bank .............................................        Denmark       411,800      6,806,756
     DNB Holding ASA .........................................        Norway      1,256,500      5,912,728
     First Active PLC ........................................    Irish Republic    201,498      1,141,835
     First Community Bancorp .................................     United States    435,560     14,343,426
     First State Bancorp .....................................     United States     83,400      2,068,320
     Fleet Boston Financial Corp. ............................     United States    239,500      5,819,850
     Gjensidige NOR ASA ......................................        Norway        170,400      5,583,458
     Golden West Financial Corp. .............................     United States     34,400      2,470,264
     Greenpoint Financial Corp. ..............................     United States    101,286      4,576,101
    *Hawthorne Financial Corp. ...............................     United States     68,896      1,966,292
     Hibernia Corp., A .......................................     United States    135,700      2,613,582
     Hudson City Bancorp Inc. ................................     United States     86,900      1,618,947
     KeyCorp .................................................     United States    104,700      2,632,158
 *(R)Nippon Investment LLC ...................................         Japan        797,000        856,855
     Pacific Crest Cap Inc. ..................................     United States    200,000      3,160,000
     PNC Financial Services Group ............................     United States     97,900      4,102,010
     Prosperity Bancshares Inc. ..............................     United States    218,200      4,145,800
     Royal Bank of Scotland Group PLC ........................    United Kingdom    100,857      2,416,048
     Southtrust Corp. ........................................     United States    117,100      2,909,935
     Sovereign Bancorp Inc. ..................................     United States    958,800     13,471,140
     Sparebanken Rogaland ....................................        Norway         94,500      2,455,343
*+(R)State National Bancshares Inc. ..........................     United States    507,936      9,269,832
    *Sterling Financial Corp. ................................     United States    100,454      1,890,544
 +(R)Superior Financial Corp. ................................     United States    685,200     12,587,809
     Taylor Capital Group Inc. ...............................     United States    125,000      2,325,000
     U.S. Bancorp ............................................     United States    205,473      4,360,137
     Wachovia Corp. ..........................................     United States    119,100      4,340,004
     Warren Bancorp Inc. .....................................     United States    176,000      2,775,520
                                                                                             -------------
                                                                                               163,810,218
                                                                                             -------------
     DIVERSIFIED FINANCIALS 13.7%
 *(R)A.B. Watley Group Inc. ..................................     United States    128,365         57,764
     Citigroup Inc. ..........................................     United States    177,000      6,228,630
    *Franklin Bank Corp. .....................................     United States    300,000      3,000,000
     Freddie Mac .............................................     United States    122,700      7,245,435
     Household International Inc. ............................     United States     11,100        308,691
     Irish Life & Permanent PLC ..............................    Irish Republic    438,900      4,734,094
 *(R)Leucadia National Corp. .................................     United States     87,450      2,936,484

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                      COUNTRY       SHARES       VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIALS (CONT.)
     MCG Capital Corp. .......................................     United States    304,700  $   3,272,478
   *+Oxford Financial, 144 A .................................     United States    500,000      5,000,000
     Principal Financial Group ...............................     United States    140,100      4,221,213
    *Saxon Capital Inc. ......................................     United States    752,900      9,418,779
     SLM Corp. ...............................................     United States     25,000      2,596,500
    *Tsx Group Inc. ..........................................        Canada         13,000        174,864
    *Union Acceptance Corp., A ...............................     United States  1,198,600        743,132
     W.P. Stewart & Co. Ltd. .................................        Bermuda       140,805      2,523,226
     Waypoint Financial Corp. ................................     United States    222,600      3,962,280
                                                                                             -------------
                                                                                                56,423,570
                                                                                             -------------
     HEALTH CARE PROVIDERS & SERVICES .1%
     CIGNA Corp. .............................................     United States      6,800        279,616
                                                                                             -------------

     INSURANCE 17.4%
    *Berkshire Hathaway Inc., A ..............................     United States        113      8,220,750
    *Berkshire Hathaway Inc., B ..............................     United States        124        300,452
     Hartford Financial Services Group Inc. ..................     United States     89,600      4,070,528
    *IPC Holdings Ltd. .......................................        Bermuda       162,800      5,134,712
    *Meadowbrook Insurance Group Inc. ........................     United States  1,298,400      3,220,032
     MetLife Inc. ............................................     United States    133,370      3,606,325
    *Montpelier Re Holdings Ltd. .............................        Bermuda        47,500      1,368,000
 *(R)Montpelier Re Holdings Ltd. .............................        Bermuda        22,440        613,958
     Muenchener Rueckversicherungs-Gesellschaft ..............        Germany        17,800      2,127,565
     Old Republic International Corp. ........................     United States    275,800      7,722,400
 *(R)Olympus Re Holdings Ltd. ................................        Bermuda         7,480        869,849
     Phoenix Companies Inc. ..................................     United States    230,000      1,748,000
     Prudential Financial Inc. ...............................     United States    146,000      4,634,040
     Riunione Adriatica di Sicurta SpA .......................         Italy        529,500      6,445,594
    *Safety Insurance Group Inc. .............................     United States    230,100      3,308,838
     Scottish Annuity & Life Holdings Ltd. ...................    Cayman Islands    194,000      3,385,300
    *Travelers Property Casualty Corp., A ....................     United States    190,549      2,791,543
    *Travelers Property Casualty Corp., B ....................     United States     16,599        243,175
     United Fire & Casualty Co. ..............................     United States    121,200      4,054,140
     White Mountains Insurance Group Inc. ....................     United States      7,800      2,519,400
  (R)White Mountains Insurance Group Inc. ....................     United States     17,500      5,369,875
                                                                                             -------------
                                                                                                71,754,476
                                                                                             -------------
     IT CONSULTING & SERVICES .1%
    *Comdisco Contingent Equity ..............................     United States  4,645,036         17,419
    *Comdisco Holding Co., Inc. ..............................     United States      3,975        310,050
                                                                                             -------------
                                                                                                   327,469
                                                                                             -------------
     REAL ESTATE 2.0%
    *American Financial Realty Trust .........................     United States    255,000      3,123,750
     iStar Financial Inc. ....................................     United States    183,800      5,155,590
                                                                                             -------------
                                                                                                 8,279,340
                                                                                             -------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $260,257,732)                        300,874,689
                                                                                             -------------

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                      COUNTRY       SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 1.1%
     United Fire & Casualty Co., 6.375%, cvt., pfd. ..........     United States      13,900     $     374,466
  (R)White Mountains Insurance Group Inc., cvt., pfd. ........     United States      14,148         4,112,824
                                                                                                 -------------
     TOTAL PREFERRED STOCKS (COST $4,521,160) ................                                       4,487,290
                                                                                                 -------------


                                                                                  PRINCIPAL
                                                                                  AMOUNT**
                                                                                 -----------
     CORPORATE BONDS & NOTES 1.8%
     Comdisco Holding Co. Inc., 11.00%, 8/12/05 ..............     United States $   447,270           449,507
     Providian Capital I, 9.525%, 2/01/27 ....................     United States   1,000,000           580,000
     Providian Financial Corp., senior note, cvt.,
         zero cpn., 2/15/21 ..................................     United States  16,601,000         5,582,086
     Xerox Credit Corp., 1.50%, 6/06/05 ......................     United States 100,000,000 JPY       632,005
                                                                                                 -------------
     TOTAL CORPORATE BONDS & NOTES (COST $4,830,774) .........                                       7,243,598
                                                                                                 -------------
     GOVERNMENT AGENCIES 21.8%
    cFederal Home Loan Bank, 0.750% to 2.617%, with
        maturities to 11/07/03 ...............................     United States  32,395,000        32,304,555
     Federal Home Loan Mortgage Corp., 1.242% to 2.213%,
        with maturities to 11/06/03 ..........................     United States  25,992,000        25,837,825
     Federal National Mortgage Association, 1.253% to 2.457%,
        with maturities to 10/17/03 ..........................     United States  29,500,000        29,350,834
     U.S. Treasury Bill, 1.232%, 6/05/03 .....................     United States   2,000,000         1,989,519
                                                                                                 -------------
     TOTAL GOVERNMENT AGENCIES (COST $89,303,223) ............                                      89,482,733
                                                                                                 -------------


                                                                                   SHARES
                                                                                 -----------
     SHORT TERM INVESTMENTS (COST $9,291,588) 2.3%
    aFranklin Institutional Fiduciary Trust Money
        Market Portfolio .....................................     United States   9,291,588         9,291,588

     TOTAL INVESTMENTS (COST $368,204,477) 100.1% ............                                     411,379,898
     OPTIONS WRITTEN .........................................                                          (1,018)
     SECURITIES SOLD SHORT (.1)% .............................                                        (326,306)
     NET EQUITY IN FORWARD CONTRACTS (.8)% ...................                                      (3,221,558)
     OTHER ASSETS, LESS LIABILITIES .8% ......................                                       3,353,801
                                                                                                 -------------
     TOTAL NET ASSETS 100.0% .................................                                    $411,184,817
                                                                                                 =============

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


     OPTIONS WRITTEN (PREMIUMS RECEIVED $2,771)

     ISSUER                                                           COUNTRY        CONTRACTS     VALUE
-----------------------------------------------------------------------------------------------------------
     Credit Suisse Group, January/32 CHF/Calls ...............      Switzerland       2,200   $      1,018
                                                                                              ------------

     SECURITIES SOLD SHORT (PROCEEDS $323,795)

     ISSUER                                                           COUNTRY         SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
    cHSBC Holdings PLC, ADR ..................................       Hong Kong        5,935        326,306
                                                                                              ------------

     SYNTHETIC EQUITY SWAPS (SES)
                                                                                        VALUE AT UNREALIZED
     ISSUER                                                           COUNTRY    SHARES 12/31/02  GAIN/LOSS
-----------------------------------------------------------------------------------------------------------
    bAllianz AG, ses., 83.20 EUR .............................        Germany    4,500 $392,893  $ (33,506)
    bAllianz AG, ses., 95.00 EUR .............................        Germany    2,000  199,385      9,817
    bAllianz AG, ses., 102.06 EUR ............................        Germany    1,600  171,362     19,691
    bAllianz AG, ses., 110.90 EUR ............................        Germany    1,100  128,016     23,706
                                                                                                        --
                                                                                       -------------------
     TOTAL SYNTHETIC EQUITY SWAPS ............................                         $891,656  $  19,708
                                                                                       ===================

     CURRENCY ABBREVIATIONS:
     CHF -- Swiss Franc
     EUR -- European Unit
     JPY -- Japanese Yen


*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
a See note 6 regarding investments in the "Sweep Money Fund."
b See note 1(d) regarding synthetic equity swaps.
c See note 1(f) regarding securities sold short and securities segregated with broker for securities sold short.
(R) See note 8 regarding restricted securities.
+ See note 9 regarding holdings of 5% voting securities.


                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................................   $349,121,151
  Cost - Non-controlled affiliated issuers ................................................     19,083,326
                                                                                              ============
  Value - Unaffiliated issuers (includes securities segregated with broker
  for securities sold short in the amount of $3,103,926) ..................................    384,522,257
  Value - Non-controlled affiliated issuers ...............................................     26,857,641
 Cash .....................................................................................         11,245
 Foreign currency, at value (cost $105,218) ...............................................        113,505
 Receivables:
  Investment securities sold ..............................................................        878,219
  Capital shares sold .....................................................................      1,736,953
  Dividends and interest ..................................................................        678,067
 Unrealized gain on forward exchange contracts (Note 7) ...................................        130,863
 Deposits with broker for securities sold short ...........................................      1,721,700
 Due from broker - variation margin .......................................................        171,947
                                                                                              ------------
      Total assets ........................................................................    416,822,397
                                                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................        425,300
  Capital shares redeemed .................................................................        779,095
  Affiliates ..............................................................................        688,745
 Options written, at value (premiums received $2,771) .....................................          1,018
 Securities sold short, at value (proceeds $323,795) ......................................        326,306
 Unrealized loss on forward exchange contracts (Note 7) ...................................      3,352,421
 Other liabilities ........................................................................         64,695
                                                                                              ------------
      Total liabilities ...................................................................      5,637,580
                                                                                              ------------
Net assets, at value ......................................................................   $411,184,817
                                                                                              ============
Net assets consist of:
 Undistributed net investment loss ........................................................   $   (333,534)
 Net unrealized appreciation ..............................................................     39,992,115
 Accumulated net realized gain ............................................................        885,407
 Capital shares ...........................................................................    370,640,829
                                                                                              ------------
Net assets, at value ......................................................................   $411,184,817
                                                                                              ============

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)


STATEMENT OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002


CLASS Z:
Net asset value and maximum offering price per share ($104,658,155 (DIVIDE) 6,573,235
 shares outstanding) ............................................................................      $15.92
                                                                                                     ========
CLASS A:
Net asset value per share ($180,298,883 (DIVIDE) 11,304,255 shares outstanding) .................      $15.95
                                                                                                     ========
Maximum offering price per share ($15.95 (DIVIDE) 94.25%) .......................................      $16.92
                                                                                                     ========

CLASS B:
Net asset value and maximum offering price per share ($20,776,331 (DIVIDE) 1,321,042
 shares outstanding)* ...........................................................................      $15.73
                                                                                                     ========
CLASS C:
Net asset value per share ($105,451,448 (DIVIDE) 6,625,220 shares outstanding)* .................      $15.92
                                                                                                     ========
Maximum offering price per share ($15.92 (DIVIDE) 99.00%) .......................................      $16.08
                                                                                                     ========


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


Investment income:
 (net of foreign taxes of $281,898)
 Dividends:
  Unaffiliated issuers ...................................................................   $  7,528,980
  Non-controlled affiliated issuers (Note 9) .............................................        685,482
 Interest Income - Unaffiliated issuers ..................................................      2,711,077
                                                                                             -------------
      Total Investment Income ............................................................     10,925,539
                                                                                             -------------
Expenses:
 Management fees (Note 3) ................................................................      3,381,960
 Administrative fees (Note 3) ............................................................        331,483
 Distribution fees (Note 3)
  Class A ................................................................................        665,424
  Class B ................................................................................        170,576
  Class C ................................................................................      1,092,279
 Transfer agent fees (Note 3) ............................................................        716,200
 Custodian fees ..........................................................................         40,600
 Reports to shareholders .................................................................         55,600
 Registration and filing fees ............................................................         70,200
 Professional fees .......................................................................         11,300
 Directors' fees and expenses ............................................................         21,100
 Dividends on securities sold short ......................................................          2,296
 Other ...................................................................................         11,100
                                                                                             -------------
      Total expenses .....................................................................      6,570,118
                                                                                             -------------
           Net investment income .........................................................      4,355,421
                                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ..................................................................     12,602,569
   Non-controlled affiliated issuers (Note 9) ............................................        684,438
  Written options (Note 1e) ..............................................................         24,759
  Foreign currency transactions ..........................................................     (9,034,841)
  Securities sold short (Note 1f) ........................................................        108,172
                                                                                             -------------
      Net realized gain ..................................................................      4,385,097
 Net unrealized depreciation on:
  Investments ............................................................................    (13,129,413)
  Translation of assets and liabilities denominated in foreign currencies ................     (3,615,874)
                                                                                             -------------
      Net unrealized depreciation ........................................................    (16,745,287)
                                                                                             -------------
Net realized and unrealized loss .........................................................    (12,360,190)
                                                                                             -------------
Net decrease in net assets resulting from operations .....................................   $ (8,004,769)
                                                                                             =============


                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                    2002         2001
                                                                              ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................  $  4,355,421   $  3,479,123
  Net realized gain from investments and foreign currency transactions .....     4,385,097     37,432,389
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ...........................   (16,745,287)    (4,283,056)
                                                                              ----------------------------
     Net increase (decrease) in net assets resulting from operations .......    (8,004,769)    36,628,456
 Distributions to shareholders from:
  Net investment income:
   Class Z .................................................................    (1,781,340)    (1,257,334)
   Class A .................................................................    (2,419,541)    (1,632,259)
   Class B .................................................................      (178,278)       (58,659)
   Class C .................................................................      (731,472)      (368,158)
  Net realized gain:
   Class Z .................................................................    (2,765,546)    (7,581,275)
   Class A .................................................................    (5,109,739)   (13,130,912)
   Class B .................................................................      (472,046)      (817,232)
   Class C .................................................................    (2,930,633)    (8,358,288)
                                                                              ----------------------------
 Total distributions to shareholders .......................................   (16,388,595)   (33,204,117)
 Capital share transactions (Note 2):
  Class Z ..................................................................    13,230,350     15,671,270
  Class A ..................................................................    23,924,569     35,704,034
  Class B ..................................................................    10,991,263      6,978,893
  Class C ..................................................................     5,132,582      9,859,074
                                                                              ----------------------------
 Total capital share transactions ..........................................    53,278,764     68,213,271
     Net increase (decrease) in net assets .................................    28,885,400     71,637,610
Net assets:
 Beginning of year .........................................................   382,299,417    310,661,807
                                                                              ----------------------------
 End of year ...............................................................  $411,184,817   $382,299,417
                                                                              ============================
Undistributed net investment income included in net assets:
 End of year ...............................................................  $   (333,534)  $    269,319
                                                                              ============================


                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, nondiversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

I. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

At December 31, 2002, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------
                                                                2002                        2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     -----------------------------------------------------
CLASS Z SHARES:
Shares sold .......................................   2,148,607 $ 36,892,706       1,838,784 $ 31,950,882
Shares issued on reinvestment of distributions ....     250,458    4,228,784         502,124    8,258,466
Shares redeemed ...................................  (1,652,029) (27,891,140)     (1,418,028) (24,538,078)
                                                     -----------------------------------------------------
Net increase ......................................     747,036 $ 13,230,350         922,880 $ 15,671,270
                                                     -----------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------
                                                                2002                        2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     -----------------------------------------------------
CLASS A SHARES:
Shares sold .......................................   6,682,381 $115,275,042       5,648,313 $ 98,236,083
Shares issued on reinvestment of distributions ....     410,095    6,986,545         837,890   13,797,855
Shares redeemed ...................................  (5,865,191) (98,337,018)     (4,442,960) (76,329,904)
                                                     -----------------------------------------------------
Net increase ......................................   1,227,285 $ 23,924,569       2,043,243 $ 35,704,034
                                                     -----------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------
                                                                2002                        2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT           SHARES       AMOUNT
                                                     -----------------------------------------------------
CLASS B SHARES:
Shares sold .......................................     884,232 $ 14,974,982         511,988 $  8,769,828
Shares issued on reinvestment of distributions ....      35,025      587,703          47,378      768,431
Shares redeemed ...................................    (278,970)  (4,571,422)       (151,726)  (2,559,366)
                                                     -----------------------------------------------------
Net increase ......................................     640,287 $ 10,991,263         407,640 $  6,978,893
                                                     -----------------------------------------------------


                                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------
                                                                2002                        2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     -----------------------------------------------------
CLASS C SHARES:
Shares sold .......................................   1,953,905 $ 33,714,362       1,378,134 $ 23,786,838
Shares issued on reinvestment of distributions ....     193,936    3,322,028         483,337    7,951,015
Shares redeemed ...................................  (1,911,802) (31,903,808)     (1,284,764) (21,878,779)
                                                     -----------------------------------------------------
Net increase ......................................     236,039 $  5,132,582         576,707 $  9,859,074
                                                     -----------------------------------------------------

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $153,523 and $45,441, respectively.


4. INCOME TAXES

At December 31, 2002, the net unrealized appreciation (depreciation) based on the cost of investments and securities sold short for income tax purposes were as follows:

          Cost of investments .......................  $369,993,744
                                                       -------------
          Unrealized appreciation ...................    60,490,555
          Unrealized depreciation ...................   (19,104,401)
                                                       -------------
          Net unrealized appreciation ...............  $ 41,386,154
                                                       -------------

          Distributable earnings - ordinary income ..  $    121,353
                                                       -------------

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

      DISTRIBUTIONS PAID FROM:                          2002           2001
                                                    --------------------------
      Ordinary income ............................  $ 6,885,205    $10,405,821
      Long-term capital gain .....................    9,503,390     22,798,296
                                                    --------------------------
                                                    $16,388,595    $33,204,117
                                                    --------------------------

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sales of securities, and foreign currencies, and bond discounts and premiums.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At December 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2002 of $482,746 and $23,355, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2002 aggregated $138,063,950 and $155,164,539, respectively.

Transactions in options written during the year ended December 31, 2002 were as follows:

                                                      NUMBER
                                                   OF CONTRACTS   PREMIUM
                                                   -----------------------
        Options outstanding at December 31, 2001           --    $     --
        Options written                                 7,336      28,607
        Options expired                                  (936)    (10,777)
        Options terminated in closing transactions     (2,200)     (3,886)
        Options exercised                              (2,000)    (11,173)
                                                   -----------------------
        Options outstanding at December 31, 2002        2,200    $  2,771
                                                   -----------------------


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $143,648 of dividend income from investment in the Sweep Money Fund.


7. FORWARD EXCHANGE CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                         IN      SETTLEMENT     UNREALIZED
CONTRACTS TO BUY:                                                   EXCHANGE FOR    DATE           GAIN
-----------------                                                   --------------------------------------
  6,452,060   Danish Krone ..................................   U.S. $  847,132  03/17/03  U.S  $  61,354
  5,200,000   Norwegian Krone ...............................           695,876  04/15/03          44,291
    922,518   European Unit .................................           937,841  05/21/03          24,838
                                                                     ----------                 ---------
                                                                U.S. $2,480,849                 $ 130,483
                                                                     ----------                 ---------

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (CONTINUED)


7. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                          IN      SETTLEMENT     UNREALIZED
CONTRACTS TO SELL:                                                   EXCHANGE FOR    DATE        GAIN (LOSS)
------------------                                                   ---------------------------------------
    254,000   Canadian Dollars ...............................  U.S. $   160,832    02/21/03 U.S. $       380
                                                                     -----------
              Unrealized gain on forward exchange contracts ..                                    $   130,863
                                                                                                  -----------

CONTRACTS TO BUY:
  6,150,000   Japanese Yen ...................................  U.S. $    52,005    03/24/03 U.S. $       (20)
  1,100,000   European Unit ..................................         1,149,280    04/22/03             (121)
                                                                     -----------                  -----------
                                                                U.S. $ 1,201,285                  $      (141)
                                                                     -----------                  -----------

CONTRACTS TO SELL:
  1,800,000   European Unit ..................................  U.S. $ 1,754,082    01/08/03 U.S. $  (134,163)
  3,682,230   Swiss Franc ....................................         2,522,767    01/13/03         (141,091)
  2,801,600   British Pounds .................................         4,390,910    01/28/03         (110,096)
  3,096,224   European Unit ..................................         3,027,186    01/28/03         (217,972)
 53,436,604   Danish Krone ...................................         6,968,780    03/17/03         (555,390)
168,049,000   Japanese Yen ...................................         1,400,000    03/24/03          (20,540)
114,643,151   Norwegian Krone ................................        15,142,192    04/15/03       (1,176,072)
 10,099,093   European Unit ..................................         9,744,918    04/22/03         (805,112)
    175,000   European Unit ..................................           169,908    04/28/03          (12,866)
  4,527,155   European Unit ..................................         4,545,264    05/21/03         (178,978)
                                                                     -----------                  -----------
                                                                U.S. $49,666,007                  $(3,352,280)
                                                                     -----------                  -----------
              Unrealized loss on forward exchange contracts .                                      (3,352,421)
                                                                                                  -----------
                   Net unrealized loss on forward exchange contracts                         U.S. $(3,221,558)
                                                                                                  -----------

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (CONTINUED)


8. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

NUMBER OF                                                          ACQUISITION
 SHARES                                      ISSUER                    DATE        COST           VALUE
---------------------------------------------------------------------------------------------------------
 128,365      AB Watley Group Inc. .............................     4/02/01   $  407,560     $    57,764
  87,450      Leucadia National Corp ...........................    12/20/02    3,082,613       2,936,484
  22,440      Montpelier Re Holdings Ltd. ......................    12/11/01      374,000         613,958
 797,000      Nippon Investment LLC ............................     2/14/01      787,033         856,855
   7,480      Olympus Re Holdings Ltd. .........................    12/19/01      748,000         869,849
  507,936     State National Bancshares Inc. ...................     6/08/98    7,333,326       9,269,832
 685,200      Superior Financial Corp. .........................     3/27/98    6,750,000      12,587,809
  17,500      White Mountains Insurance Group Inc. .............     6/01/01    3,500,000       5,369,875
  14,148      White Mountains Insurance Group Inc., cvt., pfd.      10/22/02    4,173,660       4,112,824
                                                                                              -----------
TOTAL RESTRICTED SECURITIES (8.92% OF NET ASSETS) ..............                              $36,675,250
                                                                                              ===========

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2002 were as shown below.

                                                                                                                       REALIZED
                                    NUMBER OF                          NUMBER OF                                        CAPITAL
                                   SHARES HELD    GROSS      GROSS    SHARES HELD      VALUE     INVESTMENT INCOME       GAIN
NAME OF ISSUER                    DEC. 31, 2001 ADDITIONS REDUCTIONS DEC. 31, 2002 DEC. 31, 2002  1/1/02-12/31/02   1/1/02-12/31/02
------------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
First Community Bancorp ..........   485,965      95,395   (145,800)     435,560             *       $226,730           $ 42,987
Oxford Financial .................        --     500,000         --      500,000   $ 5,000,000         10,000                 --
State National Bancshares Inc. ...   507,936          --         --      507,936     9,269,832             --                 --
Superior Financial Corp. .........   735,700          --    (50,500)     685,200    12,587,809        301,860            453,983
Warren Bancorp Inc. ..............   415,300          --   (239,300)     176,000             *        146,892            187,468
                                                                                   ------------------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                    $26,857,641       $685,482           $684,438
                                                                                   ================================================

*As of December 31, 2002, no longer an affiliate.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors of Franklin Mutual Series Fund Inc. and
Shareholders of Mutual Financial Services Fund

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc. at December 31, 2002, the results of the operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                            /S/ERNST & YOUNG LLP
                                                            Ernst & Young LLP


Boston, Massachusetts
January 31, 2003

MUTUAL FINANCIAL SERVICES FUND
Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $2,838,431 as a capital gain dividend for the fiscal year ended December 31, 2002.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 74.87% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (61)     Director        Since 1987            6             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University;
editor and author of numerous financial publications; and financial consultant.
---------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)             Director        Since 1994            6             Independent Director, SLM Corporation
51 John F. Kennedy Parkway                                                           (Sallie Mae).
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
---------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (73)         Director        Since 2002            14            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
---------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)        Director        Since 1996            27            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY,Executive-in-residence, Eckerd College (1991-2002); Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of
the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
---------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)         Director        Since 1974            6             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and Partner and
Owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
---------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)            Director        Since 1996            27            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and
Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
---------------------------------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)           Director        Since 1998            11            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
---------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (77)               Director        Since 1996            11            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and
Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
---------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)              Director        Since 1991            9             Director, El Oro Mining and
51 John F. Kennedy Parkway                                                           Exploration Company, p.l.c. and The
Short Hills, NJ 07078                                                                Exploration Company, p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
---------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (77)        Director        Since 1996            16            None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory
Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (63)           Director        Since 2002            6             Director, Fortune Brands, Inc.
600 5th Avenue, 7th Floor                                                            (consumer products) and Merck & Co.
New York, NY 10020-2302                                                              Inc. (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member -- Office of the Chairman
and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.
---------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (40)          Director,       Director since        6             None
51 John F. Kennedy Pkwy.         President,      2001, President
Short Hills, NJ 07078-2702       Chairman of     since 1999,
                                 the Board and   Chairman of
                                 Chief Executive the Board and
                                 Officer -       Chief Executive
                                 Investment      Officer -
                                 Management      Investment
                                                 Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of one of the
investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)            Senior Vice     Since 2002    Not Applicable        None
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)               Vice President  Since 2000    Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)            Vice President  Since 2000    Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)           Vice President  Since 2002    Not Applicable        Director, FTI Banque, Arch Chemicals,
600 5th Avenue                   - AML                                               Inc. and Lingnan Foundation.
Rockefeller Center               Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (41)          Treasurer and   Treasurer      Not Applicable       None
500 East Broward Blvd.           Chief Financial since 2000
Suite 2100                       Officer         and Chief
Fort Lauderdale, FL 33394-3091                   Financial
                                                 Officer
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc.
and of 16 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)           Vice President  Since 2000     Not Applicable       None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)      One Franklin Parkway
       INVESTMENTS            San Mateo, CA  94403-1906


ANNUAL REPORT
MUTUAL FINANCIAL SERVICES FUND

CHAIRMAN OF THE BOARD and
PRESIDENT
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.




[recycle logo omitted]  Printed on recycled paper


479 A2002 02/03